UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 9, 2017

Southwestern Public Service Company
(Exact name of registrant as specified in its charter)

New Mexico
(State or other jurisdiction of incorporation)

001-03789	75-0575400
(Commission File Number)	(IRS Employer Identification No.)

790 South Buchanan, Amarillo, Texas	79101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (303) 571-7511

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On August 9, 2017, Southwestern Public Service Company (SPS), a New Mexico corporation, issued $450.0 million in aggregate principal amount of 3.70% First Mortgage Bonds, Series No. 5 due 2047 (the Bonds) pursuant to an Underwriting Agreement among SPS and KeyBanc Capital Markets Inc., Mizuho Securities USA LLC, U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC, as underwriters named therein. The Bonds are being issued pursuant to the registration statement on Form S-3 (File No. 333-203664-03) (the Registration Statement). A prospectus supplement relating to the offering and sale of the Bonds was filed with the Securities and Exchange Commission on August 3, 2017. The Bonds will be governed by the Indenture, dated as of August 1, 2011, by and between SPS and U.S. Bank National Association, as trustee, as supplemented by the Supplemental Indenture No. 5 dated as of August 1, 2017.

This Current Report on Form 8-K is being filed to report as exhibits certain documents in connection with that offering and sale for incorporation by reference into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit	Description
1.01
Underwriting Agreement dated August 2, 2017 among Southwestern Public Service Company and KeyBanc Capital Markets Inc., Mizuho Securities USA LLC, U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC.

4.01*
Indenture dated as of August 1, 2011 between Southwestern Public Service Company and U.S. Bank National Association, as Trustee (incorporated by reference to a Current Report on Form 8-K filed by SPS on August 10, 2011, file no. 001-03789).

4.02
Supplemental Indenture dated as of August 1, 2017 between Southwestern Public Service Company and U.S. Bank National Association, as Trustee, creating 3.70% First Mortgage Bonds, Series No. 5 due 2047.

4.03	Form of 3.70% First Mortgage Bonds due 2047 (included in Exhibit 4.02).
5.01	Opinion of Faegre Baker Daniels LLP as to the legality of the securities.
5.02	Opinion of Brownstein Hyatt Farber Schreck, LLP as to the legality of the securities.
5.03	Opinion of Graves, Dougherty, Hearon & Moody, P.C. as to the legality of the securities.
12.01	Statement of computation of ratio of earnings to fixed charges.
23.01	Consent of Faegre Baker Daniels LLP (included in Exhibit 5.01).
23.02	Consent of Brownstein Hyatt Farber Schreck, LLP (included in Exhibit 5.02).
23.03	Consent of Graves, Dougherty, Hearon & Moody, P.C. (included in Exhibit 5.03).
*Incorporated by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southwestern Public Service Company (a New Mexico Corporation)

By:	/s/ BRIAN J. VAN ABEL
	Name:	Brian J. Van Abel
	Title:	Vice President and Treasurer

Date: August 9, 2017

Exhibit	Description
1.01
Underwriting Agreement dated August 2, 2017 among Southwestern Public Service Company and KeyBanc Capital Markets Inc., Mizuho Securities USA LLC, U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC.

4.01*
Indenture dated as of August 1, 2011 between Southwestern Public Service Company and U.S. Bank National Association, as Trustee (incorporated by reference to a Current Report on Form 8-K filed by SPS on August 10, 2011, file no. 001-3789).

4.02
Supplemental Indenture dated as of August 1, 2017 between Southwestern Public Service Company and U.S. Bank National Association, as Trustee, creating 3.70% First Mortgage Bonds, Series No. 5 due 2047.

4.03	Form of 3.70% First Mortgage Bonds due 2047 (included in Exhibit 4.02).
5.01	Opinion of Faegre Baker Daniels LLP as to the legality of the securities.
5.02	Opinion of Brownstein Hyatt Farber Schreck, LLP as to the legality of the securities.
5.03	Opinion of Graves, Dougherty, Hearon & Moody, P.C. as to the legality of the securities.
12.01	Statement of computation of ratio of earnings to fixed charges.
23.01	Consent of Faegre Baker Daniels LLP (included in Exhibit 5.01).
23.02	Consent of Brownstein Hyatt Farber Schreck, LLP (included in Exhibit 5.02).
23.03	Consent of Graves, Dougherty, Hearon & Moody, P.C. (included in Exhibit 5.03).
*Incorporated by reference.